SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.       )

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CAPITAL PROPERTIES, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT
VOTING AT MEETING
ELECTION OF DIRECTORS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
TRANSACTIONS WITH MANAGEMENT
EXECUTIVE COMPENSATION
AUDIT COMMITTEE REPORT
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
FINANCIAL STATEMENTS
PROPOSALS FOR 2011 ANNUAL MEETING
OTHER MATTERS
APPENDIX A
APPENDIX B

Capital Properties, Inc.
100 Dexter Road
East Providence, Rhode Island 02914
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
April 27, 2010
The 2010 annual meeting of shareholders of Capital Properties, Inc. (the “Company”) will be held at the offices of Hinckley, Allen and Snyder LLP, 50 Kennedy Plaza, Suite 1500 in Providence, Rhode Island, on Tuesday, April 27, 2010 at 3:00 o’clock P.M., local time, for the following purposes:
(1)	To elect two directors (by the holders of Class A Common Stock only) and four directors (by the holders of Class B Common Stock only) to serve for terms of one year and until their successors are elected and qualified;

(2)	To transact such other business, if any, as may properly come before the meeting or any adjournment or adjournments thereof.
Holders of record of the Class A Common Stock or Class B Common Stock on the books of the Company as of the close of business on March 1, 2010 will be entitled to vote.
By Order of the Board of Directors
STEPHEN J. CARLOTTI
Secretary
East Providence, Rhode Island
March 15, 2010
If you are the holder of record of both Class A and Class B Common Stock of the Company, you will receive a proxy card for each class of stock. Kindly fill in, date and sign the enclosed proxy card(s) and promptly return the same in the enclosed addressed envelope, which requires no postage if mailed in the United States.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 27, 2010.
The Company’s Proxy Statement, sample proxy cards and Annual Report on Form 10-K are available at:
http://materials.proxyvote.com/140430

Capital Properties, Inc.
PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
April 27, 2010
SOLICITATION AND REVOCATION OF PROXIES
The accompanying proxy is solicited by the Board of Directors of Capital Properties, Inc. (the “Company”), in connection with the annual meeting of shareholders to be held April 27, 2010. The Company will bear the cost of such solicitation. It is expected that the solicitation of proxies will be primarily by mail. Proxies may also be solicited personally by regular employees of the Company at nominal cost. The Company may reimburse brokerage houses and other custodians, nominees and fiduciaries holding stock for others in their names, or in those of their nominees, for their reasonable out-of-pocket expenses in sending proxy materials to their principals or beneficial owners and obtaining their proxies. Any shareholder giving a proxy has the power to revoke it at any time prior to its exercise, by (i) filing a written revocation of the proxy with the Secretary of the Company, (ii) submitting a signed proxy card bearing a later date or (iii) attending and voting in person at the meeting provided the shareholder is the holder of record of the underlying shares and a written revocation of the shareholder’s grant of proxy has been filed with the Secretary of the Company. Notice of revocation may be delivered in writing to the Secretary at Capital Properties, Inc., 100 Dexter Road, East Providence, Rhode Island 02914, Attn: Secretary. Every properly signed proxy will be voted in accordance with the specifications made thereon.
This proxy statement and the accompanying proxy are expected to be first sent to shareholders on or about March 15, 2010.
VOTING AT MEETING
Only shareholders of record at the close of business on March 1, 2010, will be entitled to vote at the meeting. The presence in person or by proxy of the holders of a majority of the outstanding shares of the Company’s Class A Common Stock shall constitute a quorum for the election of the Class A Directors. The presence in person or by proxy of the holders of a majority of the outstanding shares of the Company’s Class B Common Stock shall constitute a quorum for the election of the Class B Directors. Under the Company’s Restated Articles of Incorporation, the holders of the Company’s Class A Common Stock, voting separately as a class, are entitled to one vote for each share held in the election of one-third (1/3) of the Board of Directors of the Company proposed to be elected at the meeting (or if the membership of the Board of Directors is not evenly divisible by three (3), the number of members equal to the whole numbers resulting from dividing the total authorized number of Directors by three (3) and rounding the result up to the nearest whole number. The holders of the Company’s Class B Common Stock, voting separately as a class, are entitled to one vote for each share held in the election of the balance of the Board of Directors proposed to be elected at the meeting. The holders of the Company’s Class A Common Stock and the holders of the Company’s Class B Common Stock are entitled to one vote per share and vote as a single class upon all other matters presented to the shareholders for their approval, except in connection with certain major corporate actions, including amendment of the Articles of Incorporation, sale of the Company, merger or other consolidation where there is separate class voting.
Class A directors will be elected in each case by vote of the holders of a majority of the Class A Common Stock present or represented at the meeting, and the Class B directors will be similarly elected by vote of the holders of a majority of the Class B Common Stock present or represented at the meeting.
On the record date, there were 3,662,122 shares of Class A Common Stock outstanding and 2,937,790 shares of Class B Common stock. There were no other outstanding securities of the Company entitled to vote.
Shares represented by proxies which are marked “withhold authority” with respect to the election of any particular nominee for director, or to deny discretionary authority on any other matters will be counted as shares present and entitled to vote, and accordingly any such marking of a proxy will have the same effect as a vote against the proposal to which it relates. Brokers who hold shares in street name lack authority to vote such shares for the election of directors and certain other “non-discretionary” matters, absent specific instructions from their customers. Shares subject to such “broker non-votes” will not be treated as shares entitled to vote on the matters to which they relate and therefore will be treated as not present at the meeting for those purposes, but otherwise will have no effect on the outcome of the voting on such matters. Please note that this year the rules regarding how brokers may vote shares have changed. Brokers may no longer vote on the election of directors in the absence of specific instructions from a shareholder. As such, shareholders are encouraged to provide instructions to their brokers regarding the voting of their shares.
ELECTION OF DIRECTORS
At the annual meeting, two Class A directors and four Class B directors are to be elected to hold office until the next annual meeting and until their respective successors are elected and qualified. The proxies named in the accompanying proxy, who have been designated by the Board of Directors, intend to vote, unless otherwise instructed, for the election to the Board of Directors of the persons named below, all of whom are now directors of the Company. Certain information concerning such nominees is set forth below:

Director		Principal Occupation
Name and Age	Since	During Past Five Years

Class A Directors

Robert H. Eder (77)	1995	President of the Company since January 1, 2008; Chairman of the Company, 1995 to present; Chairman, Providence and Worcester Railroad Company, 1988 to present

Todd D. Turcotte (38)	2008	Vice President of the Company and President of Capital Terminal Company since January 1, 2008

Director		Principal Occupation
Name and Age	Since	During Past Five Years

Class B Directors

Matthew C. Baum (35)	2009	Teacher, The Wheeler School, 2004 to present

Alfred J. Corso (73)	2005	Consultant, 2001 to present

Roy J. Nirschel (57)	2005	President, Roger Williams University, 2001 to present

Harris N. Rosen (77)	2001	Consultant and Mediator, 2001 to present; Interim Executive Vice President, Jewish Federation of Rhode Island, January to October 2006
Mr. Eder is also a director of Providence and Worcester Railroad Company.
The Board of Directors has reviewed the relationship that each director, which includes each of the nominees standing for election at the 2010 annual meeting, has with the Company and determined that all directors, other than Robert H. Eder and Todd D. Turcotte, are independent as defined under the NASDAQ listing standards.
The Board of Directors does not have a policy with respect to diversity and does not specifically consider issues of diversity, such as gender, race, origin, or sex when determining whether to nominate any person to be a director of the Company. When considering whether directors and nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board of Directors to satisfy its oversight responsibilities effectively in light of the Company’s business and structure, the Board of Directors focuses primarily on each director’s and nominee’s individual background and experience as it relates to the Company’s business. Historically, when vacancies have occurred, each director has been requested to suggest potential nominees and each potential nominee is vetted with the entire Board. In particular, with regard to Mr. Eder, the Board of Directors considered that he is Company’s founder, he has been actively involved with the Company or its predecessors since 1966 and is the majority stockholder. With regard to Mr. Turcotte, the Board of Directors considered his strong background in engineering and insights as Vice President of the Company and President of Capital Terminal Company. With regard to Mr. Baum, the Board of Directors considered his age in relationship to the age of the other directors and experience and background in the financial sector, specifically his prior career as research and portfolio senior associate with Independence Investments of Boston, Massachusetts. With regard to Mr. Corso, the Board of Directors considered his training work experience as a partner of the Ernst & Young and his service as a controller of a publically held corporation which activities qualify him as a financial expert. With regard to Mr. Nirschel, the Board of Directors considered his career as a college administrator and now President of Roger Williams University which the Board believes provides valuable management experience. With regard to Mr. Rosen, the Board of Directors considered his history as the owner of his own business and his substantial community contacts which the Board believes assists in assessing the Company’s role in the community and furthering its community contacts and relationships.

Communications with the Board of Directors
The Board of Directors has established a process for shareholders to communicate with members of the board. If you have any concern, question or complaint regarding our compliance with any policy or law, or would otherwise like to contact the Board of Directors, you may reach the Company’s Board of Directors by writing directly to those individuals c/o Capital Properties, Inc., 100 Dexter Road, East Providence, Rhode Island 02914.
All inquiries received shall not be screened by the Company and will be forwarded directly to the director to which such inquiry is addressed, unless it is believed that a particular inquiry may pose a security risk. The Board of Directors sits as a committee of the whole to address any inquiries made by shareholders.
Board Leadership Structure
Robert H. Eder serves as both the President and the Chairman of the Board of the Company. The Board of Directors believes that the Company’s Chief Executive Officer is best situated to serve as Chairman because he is the director most familiar with the Company’s business and industry and most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy. Independent directors and management have different perspectives and roles in strategy development. The Company’s independent directors bring experience, oversight and expertise from outside the Company and industry, while the Chief Executive Officer brings Company-specific experience and expertise. The Board of Directors believes that the combined role of Chairman and Chief Executive Officer promotes strategy development and execution and facilitates information flow between management and the Board, which are essential to effective governance.
One of the key responsibilities of the Board of Directors is to develop strategic direction and hold management accountable for the execution of strategy once it is developed. The Board of Directors believes the combined role of Chairman and Chief Executive Officer is in the best interest of shareholders because it provides the appropriate balance between strategy development and independent oversight of management.
Committees of the Board of Directors
The Board of Directors has an Audit Committee, currently comprised of Messrs. Corso, Nirschel and Rosen and a Compensation Committee currently comprised of Messrs. Baum, Corso and Nirschel, each of whom is independent as defined under applicable rules of the Securities and Exchange Commission (“SEC”) and NASDAQ listing requirements.1 Each of the Audit and Compensation Committees has a written charter approved by the Board of Directors. Copies of the Audit Committee and Compensation Committee charters are attached to this proxy statement as Appendices A and B, respectively.
The Audit Committee is responsible for overseeing the establishment and maintenance of an effective financial control environment for the Company, for overseeing procedures for evaluating the system of internal accounting control and for evaluating audit performance.

[1]	On December 11, 2008, the Company delisted from the AMEX and listed its shares of Class A Common Stock for trading on the OTCQX. For purposes of determining the independence of directors and members of the Audit Committee, however, the Board of Directors determined to use the applicable independence standards as defined under the NASDAQ listing requirements.

The Board of Directors has determined that all three members of the Audit Committee satisfy the financial literacy requirements of the NASDAQ listing standards and are independent as defined under the NASDAQ listing requirements and applicable rules of the SEC. Additionally, the Board of Directors has determined that Mr. Corso qualifies as an “audit committee financial expert” as defined by the SEC rules.
The Compensation Committee assists the Board of Directors in discharging the Board’s responsibilities relating to director and executive compensation. The Compensation Committee’s responsibilities include establishing and reviewing the Company’s executive and director compensation philosophy, strategies, plans and policies, and evaluating the performance and determining the compensation of the Chairman and Chief Executive Officer (“CEO”) of the Company and advising and assisting the CEO in formulating and implementing programs to facilitate the selection and development of other key managers. The Compensation Committee also reviews and approves the compensation of other executive officers of the Company.
The Company does not maintain a nominating committee or a committee performing a similar function due to the fact that Mr. Eder owns a controlling interest in the Company. The Board of Directors sits as a committee of the whole to consider any recommendations made by shareholders and/or other directors of persons to be directors of the Company. In determining whether to nominate any such person for election by the shareholders, the Board of Directors considers the experience of such person as it relates to the business of the Company, together with such person’s age, reputation and ability to carry out the requirements to serve as a director of the Company. The Board of Directors does not have a policy with respect to diversity and does not specifically consider issues of diversity, such as gender, race, origin or sex when determining whether to nominate any person to be a director of the Company.
During the fiscal year ended December 31, 2009, the Board of Directors held five meetings, the Audit Committee held six meetings and the Compensation Committee held one meeting. All directors attended every meeting of the Board of Directors and meetings of committees on which such director serves, other than Mr. Eder who did not attend one board meeting. The Board of Directors has adopted a policy that requires members of the Board of Directors to make every effort to attend each annual shareholders meeting. All then current members of the Board of Directors attended the 2009 annual shareholders meeting.
Risk Management
The Board of Directors has an active role, as a whole and also at the Audit Committee level, in overseeing management of the Company’s risks. The Board of Directors regularly meets with management and reviews information regarding the Company’s overall risks. The Audit Committee oversees management of financial and operational risks and oversees management of risks associated with regulatory, environmental, health and safety. The Board of Directors does not believe there is any high degree of risk associated with its compensation practices as the Company does not provide for any incentive-based compensation other than infrequent cash bonuses which have only been paid in connection with extraordinary events. Furthermore, salary increases for executives and employees of the Company are based primarily on increases in the cost of living.

Compensation of Directors
The Board of Directors, upon recommendation of the Compensation Committee, is responsible for determining compensation of the directors. Directors, other than directors who are employed by the Company, received a fee for attendance at each meeting of the Board of Directors, together with related transportation and living expenses. During the 2009 fiscal year, outside directors received an annual retainer fee of $12,000 payable in quarterly installments and fees per meeting as follows: Board, $1,000; Audit Committee, $750 and Compensation Committee, $500. The maximum fees payable for attendance at Board and committee meetings occurring on the same day is $1,500. These rates were established in 2005 based on the recommendations of Effective Pay Practices, a compensation consultant retained by the Compensation Committee.
The following Director Compensation table provides information regarding the compensation paid or accrued by each director during the 2009 fiscal year.

		Fees Earned	Option	All Other
Name	Total	or Paid in Cash	Awards	Compensation
Matthew C. Baum	$7,500	$7,500	N/A	N/A
Alfred J. Corso	20,750	20,750	N/A	N/A
Robert H. Eder	—	—	N/A	N/A
Roy J. Nirschel	20,750	20,750	N/A	N/A
Harris N. Rosen	20,750	20,750	N/A	N/A
Todd D. Turcotte	—	—	N/A	N/A
Corporate Governance
The Board of Directors is committed to ethical business practices and believes that strong corporate governance is important to ensure that the Company is managed for the long-term benefit of its shareholders. The Company regularly monitors developments in the area of corporate governance and has implemented a number of best practices, including the following:
Code of Ethics. The Company has adopted a Code of Ethics applicable to all directors, officers and employees, which meets the requirements of a “code of ethics” as defined in Item 406 of Regulation S-K.
Procedures for the Receipt, Retention and Handling of Complaints. The Company maintains procedures for the confidential, anonymous submission by employees of any complaints or concerns about the Company, including complaints regarding accounting, internal accounting controls or auditing matters.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT
The table set forth below reflects the only persons (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) who, to the best of the Company’s knowledge were, on March 1, 2010, the beneficial owners of more than five percent of the Company’s outstanding Class A Common Stock, $.01 par value, or Class B Common Stock, $.01 par value. Each share of the Company’s outstanding Class B Common Stock is convertible at any time, at the option of the holder, into one share of Class A Common Stock of the Company.

	Class A		Class B
	Number of	Percent	Number of	Percent
Name and Address	shares held	of Class	shares held	of Class
Robert H. Eder and Linda Eder	1,726,710 [2]	47.2%	1,726,710	58.8%
130 Sunrise Avenue, Apt.507 Palm Beach, Florida 33480

Lance S. Gad	191,048	5.2%	191,048	6.5%
1250 Fence Row Drive Fairfield, Connecticut 06430

TowerView LLC	252,050	6.9%	252,050	8.6%
500 Park Avenue New York, New York 10022

Morris Propp	166,320	4.5%	166,320	5.7%
366 Eagle Drive Jupiter, Florida 33477

[2]	Robert H. Eder and Linda Eder are husband and wife, and each holds 863,355 shares of Class A Common Stock directly and 863,355 shares of Class B Common Stock directly.

The following table reflects as of March 1, 2010, the beneficial ownership of shares of Class A Common Stock and Class B Common Stock of the Company by directors and officers of the Company, all shares being owned directly except as otherwise noted:

	Class A			Class B
Name of Individual or	Number of		Percent	Number of	Percent
Identification of Group	shares held		of Class	shares held	of Class
Matthew C. Baum	—			—
Alfred J. Corso	2,043		*	—
Barbara J. Dreyer	6,600		*	6,600	*
Robert H. Eder	1,726,710	(a)	47.2%	1,726,710 (a)	58.8%
Roy J. Nirschel	101		*	101	*
Harris N. Rosen	10,120	(b)	*	—
Todd D. Turcotte	100		*	100	*
All directors and officers as a group	1,745,784		47.8%	1,733,621	59.0%

*	Less than 1%

(a)	Includes 863,355 shares held by Mr. Eder’s spouse.

(b)	Includes 10,120 shares held by Mr. Rosen’s spouse.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act of 1934 requires executive officers and directors and persons who beneficially own more than ten percent of the Company’s common stock to file initial reports of ownership and reports of changes in ownership with the SEC and any national securities exchange on which the Company’s securities are registered. Based solely on a review of the copies of forms furnished to the Company and written representations from the executive officers and directors of the Company, the Company believes that, during 2009, its executive officers, directors and greater than ten percent beneficial owners complied with all applicable Section 16(a) requirements, except that Forms 4 were not filed with respect to certain purchases of the Company’s Class A Common Stock by Alfred J. Corso under a dividend reinvestment plan of which Mr. Corso was participant during 2009 but has since ceased participation in that plan.
TRANSACTIONS WITH MANAGEMENT
Potential conflicts of interest and related party transactions are referred by the Board of Directors to the Audit Committee for review and approval. In reviewing and evaluating potential conflicts of interest and related party transactions, the Audit Committee uses applicable SEC rules as a guide.
EXECUTIVE COMPENSATION
The following table summarizes the compensation paid or accrued by the Company during the twelve-month period ended December 31, 2009, to each of its Chairman & CEO,

President and Treasurer and one other most highly compensated executive officers other than the President and Treasurer who earned more than $100,000 in total compensation in 2009 and were employed by the Company on December 31, 2009.
Annual Compensation

Name and Principal				All Other	Total
Position	Year	Salary	Bonus	Compensation[3]	Compensation
Robert H. Eder, Chairman	2009	$247,300	$—	$—	$247,300
Capital Properties, Inc.	2008	247,300	—	—	247,300

Barbara J. Dreyer, Treasurer	2009	169,700	—	12,728	182,428
Capital Properties, Inc.	2008	169,700	—	12,728	182,428

Todd D. Turcotte, Vice	2009	155,000	—	11,625	166,625
President, CapitalProperties,	2008	146,346	—	10,976	157,322
Inc. and President, Capital Terminal Company
Contributions by the Company under the Company’s SEP are fully vested when made. Each employee directs the investment of amounts in his or her SEP account. The Company does not have any employment agreements and has no severance or change of control arrangements with any of its executive officers.
AUDIT COMMITTEE REPORT
Management is responsible for the Company’s internal controls and financial reporting process. The independent registered public accountants are responsible for performing an audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.
The Audit Committee has sole authority to select, evaluate and when appropriate, to replace the Company’s independent registered public accountants. Additionally, and as appropriate, the Audit Committee reviews and evaluates, and discusses and consults with the Company’s management and independent registered public accountants regarding the scope of the audit plan, the results of the audit, the Company’s financial statement disclosure documents, the adequacy and effectiveness of the Company’s accounting and financial controls and changes in accounting principles.
In connection with these responsibilities, the Audit Committee reviewed and discussed the audited consolidated financial statements with management and the Company’s independent registered public accountants, Lefkowitz, Garfinkel, Champi & DeRienzo P.C. The Audit Committee also discussed with such firm the matters required by the Statement on Auditing Standards No. 61. The Audit Committee received from Lefkowitz, Garfinkel, Champi &

[3]	Amounts paid directly to the retirement accounts of employees under the Company’s SEP.

DeRienzo P.C. written disclosures and the letter regarding its independence as required by Independence Standards Board Standard No. 1, wherein Lefkowitz, Garfinkel, Champi & DeRienzo P.C. confirmed tts independence within the meaning of the SEC and Independence Standards Board Rules and disclosed the fees charged for professional services in the fiscal year ended December 31, 2009. The Audit Committee discussed this information with Lefkowitz, Garfinkel, Champi & DeRienzo P.C. and also considered the compatibility of non-audit services provided by such firm with its independence. Based on the review of the audited consolidated financial statements and these various discussions, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K, to be filed with the SEC.
Audit Committee: Alfred J. Corso (Chair), Roy J. Nirschel and Harris N. Rosen.
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
The Audit Committee of the Board of Directors has sole authority to engage, manage and discharge the Company’s independent registered public accountants. The Committee engaged Lefkowitz, Garfinkel, Champi & DeRienzo P.C. as independent registered public accountants of the accounts of the Company for the year 2010. The Company has recently been advised by Lefkowitz, Garfinkel, Champi & DeRienzo P.C. that they have no direct financial interest or any material indirect financial interest in the Company, nor have they had any connection during the past three years with the Company in the capacity of promoter, underwriter, voting trustee, director, officer or employee.
It is expected that a representative of Lefkowitz, Garfinkel, Champi & DeRienzo P.C. will be present at the annual meeting and will be provided the opportunity to make a statement if he so desires and that such representative will be available to respond to appropriate questions.
Audit and Non-Audit Fees:
The aggregate fees for professional services rendered for the Company by Lefkowitz, Garfinkel, Champi & DeRienzo P.C. for fiscal years ended December 31, 2009 and 2008 are set forth below.

	2009	2008
Audit fees	$68,000	$77,000
Audit-related fees	3,000	5,000
Tax fees	22,000	14,000
All other fees	—	—

Total	$93,000	$96,000

Audit Fees for fiscal years ended December 31, 2009 and 2008 were for professional services rendered for the audits of the Company’s annual financial statements and the reviews of interim financial statements included in the Company’s Quarterly Reports on Form 10-Q, consents and other assistance required to complete the year end audit of the Company’s financial statements.

Audit-Related Fees for the fiscal years ended December 31, 2009 and 2008, were for services relating to consultation regarding the Company’s compliance with Section 404(a) of the Sarbanes-Oxley Act of 2002.
Tax Fees for the fiscal years ended December 31, 2009 and 2008 were for services related to tax return preparation, tax planning and assistance with a State of Rhode Island tax notice in 2009 and advice on Historic Tax Credits in 2008.
All Other Fees for the fiscal years ended December 31, 2009 and 2008: there were no other fees.
The Audit Committee pre-approves all audit and non-audit services provided by the independent auditors prior to the engagement of the independent auditors with respect to such services.
The Audit Committee has determined that the provision of such services is compatible with maintaining Lefkowitz, Garfinkel, Champi & DeRienzo P.C.’s independence.
FINANCIAL STATEMENTS
A copy of the Company’s annual report to the SEC on Form 10-K for the year ended December 31, 2009 is enclosed. Such report is not part of this proxy statement.
PROPOSALS FOR 2011 ANNUAL MEETING
The 2011 annual meeting of the shareholders of the Company is scheduled to be held April 26, 2011. If a shareholder intending to present a proposal at that meeting wishes to have a proper proposal included in the Company’s proxy statement and form of proxy relating to the meeting, the shareholder must submit the proposal to the Company not later than November 26, 2010. Shareholder proposals that are to be considered at the 2011 annual meeting but not requested to be included in the Company’s Proxy Statement must be submitted no later than January 29, 2011.
OTHER MATTERS
No business other than that set forth in the attached Notice of Meeting is expected to come before the annual meeting, but should any other matters requiring a vote of shareholders arise, including a question of adjourning the meeting, the persons named in the accompany-ing proxy will vote thereon according to their best judgment in the interests of the Company. In the event any of the nominees for the office of director should withdraw or otherwise become unavailable for reasons not presently known, the persons named as proxies will vote for other persons in their place in what they consider the best interests of the Company.
By Order of the Board of Directors
STEPHEN J. CARLOTTI
Secretary
Dated: March 15, 2010

APPENDIX A
CAPITAL PROPERTIES, INC.
CHARTER OF AUDIT COMMITTEE
1.	ORGANIZATION

The Audit Committee (the “Committee”) of Capital Properties, Inc. (the “Company”) shall be appointed by the Board of Directors (the “Board”) of the Company. The Committee shall be composed of at least three directors each of whom satisfies the independence standards specified in Rule 5605(c) of the NASDAQ Listing Standards and Rule 10A-3 under the Securities Exchange Act of 1934 and all other legal requirements. Each member shall be free of any relationship which, in the opinion of the Board, would interfere with their exercise of independent judgment as members of the Committee.

All members of the Committee shall have a working familiarity with basic finance and accounting practices and be able to read and understand fundamental financial statements and at least one member shall have an accounting or related financial management expertise, such that he or she is financially sophisticated within the meaning of Rule 5605(c) of the NASDAQ Listing Standards.

Determination of independence, audit committee financial expertise, financial literacy and accounting or related financial management expertise shall be made by the Board as the Board interprets such qualifications in its business judgment and in accordance with applicable law and the listing requirements of the NASDAQ.

The Committee shall have the power to adopt its own operating rules and procedures and to call upon assistance from officers and employees of the Company and outside counsel and consultants without the consent of management.

2.	STATEMENT OF POLICY

The Committee shall provide assistance to the directors of the company in fulfilling their responsibilities to the shareholders and investment community relating to corporate accounting, reporting practices of the Company and the quality and integrity of the financial reports of the Company. In so doing, the committee shall maintain free and open means of communication between the directors, the Company’s independent auditors, and the financial management of the Company.

The Committee, and each member of the Committee in his or her capacity as such, shall be entitled to rely, in good faith, on information, opinions, reports or statements, or other information prepared or presented to them by officers and employees of the Company, whom such member believes to be reliable and competent in the matters presented and on counsel, public accountants or other persons as to matters which the member believes to be within the professional competence of such person.

3.	RESPONSIBILITIES

The Committee shall have responsibility for overseeing the establishment and maintenance of an effective financial control environment for the Company, for overseeing procedures for evaluating the system of internal accounting control, and for evaluating audit performance. The Committee shall report on its actions to the full Board at each regular quarterly meeting and at the annual meeting of the Board.

In carrying out the foregoing responsibilities, the Committee shall
(a)	Be directly responsible for the appointment, compensation, retention and oversight of any independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services. The accounting firm shall report directly to the Committee.

(b)	Approve on an annual basis the estimated fees to be paid to the independent auditor for the annual audit of the consolidated financial statements of the Company and limited reviews of its quarterly financial statements and in this connection, review the independent auditor’s engagement letter and discuss the general audit approach.

(c)	Preapprove audit and non-audit services performed on behalf of the Company by the independent auditors that are not prohibited by law or regulation pursuant to such processes as the Committee determines to be advisable. The Committee may delegate pre-approval authority for any permissible non-audit service to one or more members of the Committee, provided that any pre-approval granted by such member or members pursuant to such delegated authority is presented to the Committee at its next scheduled meeting.

(d)	Meet with the independent auditor and the financial management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

(e)	Review any non-audit services performed on behalf of the Company by the independent auditor that meet the de minimis exception under applicable law and regulations.

(f)	Review with the independent auditors and the Company’s financial and accounting personnel, the adequacy and effectiveness of the internal accounting and financial controls of the Company, and solicit from the independent auditors any recommendations for the improvement of such internal control procedures. Particular emphasis shall be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper.

(g)	Review the internal audit functions of the Company, the proposed audit plans for the current year and the coordination of such plans with the independent auditors.

(h)	Review annually with management and the independent auditors the basis for the disclosures made in the annual report to shareholders regarding the Company’s internal controls for financial reporting.

(i)	Review any deficiencies identified by management in the design and operation of internal control for financial reporting and at least annually consider, in consultation with management and the independent auditors, the adequacy of the Company’s internal control for financial reporting, including the resolution of identified material weaknesses and reportable conditions, if any.

(j)	Review with management and the independent auditors the financial statements proposed to be contained in the annual report to shareholders to determine that the independent auditors are satisfied with the disclosure and content of such financial statements, and review and discuss:
•	Changes in accounting standards or rules promulgated by the Financial Accounting Standards Board or the SEC that have an impact on the financial statements;

•	Estimates made by management having a material impact on the financial statements;

•	Analyses of the effect of alternative assumptions, estimates or GAAP methods on the Company’s financial statements;

•	Any changes from prior years in accounting principles applied in the preparation of such financial statement; and

•	Any material written communications between the independent auditor and the Company’s management, including any management letter provided by the independent auditor and the Company’s response to that letter.
(k)	Ensure that retention of the independent auditor to perform audit and nonaudit services is properly disclosed in the Company’s proxy statement and filings with the SEC.

(l)	Review, at least annually, with management and with the independent auditor, the qualifications, performance and independence and objectivity of the independent auditor. In connection with such review and evaluation, the Committee should
•	Obtain and review a written report from the independent auditor at least annually regarding the auditor’s internal quality-control procedures and any material issues raised by the most recent quality-control review;

•	Obtain an annual written statement from the independent auditor delineating all relationships, both direct and indirect, between the independent auditor and the Company, including each non-audit service provided to the Company and at least the matters set forth in Independence Standards Board No. 1;

•	Consider whether the provision of non-audit services is compatible with maintaining the auditor’s independence, taking into account the opinions of management;

•	Discuss any relationships that may impair the auditor’s independence and take such actions as it deems appropriate or make recommendations to the Board regarding actions to be taken to remedy such impairment; and

•	Ensure appropriate audit and concurring partner rotation as required by law.
(m)	Provide sufficient opportunity for the independent auditors to meet with the members of the Committee without members of management present. Among the items to be discussed at such meetings are the independent auditors’ evaluation of the Company’s financial and accounting personnel and the cooperation received by the independent auditors during the course of the audit.

(n)	Meet on at least a quarterly basis, establish procedures for the receipt, retention and anonymous treatment of complaints relating to internal accounting controls or auditing matters. The Committee shall be responsible for designating the individual(s) responsible for receiving such complaints.

(o)	Administer the Company’s Code of Ethics for Chief Executive Officer and Senior Financial Officers, including consideration of any waivers and investigation of any alleged violations thereof and review and approve, where appropriate, any related party transactions.

(p)	Cause minutes of all meetings of the Committee to be kept and submit the minutes of each Committee meeting to the Board.

(q)	Investigate any matter brought to the Committee’s attention within the scope of its responsibilities, with the power to retain outside legal, accounting or other advisors and determine funding for this purpose if, in its judgment, such retention is appropriate.

(r)	Take such other actions as it deems necessary or appropriate from time to time.

(s)	Review and assess this Charter at least annually and amend it as appropriate.
Amended: March 9, 2010

APPENDIX B
CAPITAL PROPERTIES, INC.
COMPENSATION COMMITTEE CHARTER
STATEMENT OF PURPOSE
The Board of Directors (the “Board”) of Capital Properties, Inc. (the “Company”) has established the Compensation Committee (the “Committee”) for the purpose of providing guidance, oversight and monitoring for all director and executive officer compensation and benefit policies related to executive compensation.
ORGANIZATION and GENERAL
The Committee shall be composed of at least three independent outside directors. Each member of the Committee shall be a “Non-Employee Director” as defined in Rule 16b-3 promulgated by the Securities and Exchange Commission (“SEC”) or any successor provisions and an “Outside Director” as defined in the regulations under Section 162(m) of the Internal Revenue Code or any successor provisions. Each member of the Committee shall also meet the listing standards of NSDAQ relating to independence of compensation committee members and all other applicable legal requirements. Determinations of independence shall be made by the Board in its business judgment and in accordance with applicable law and the listing requirements of NASDAQ.
The members of the Committee shall be appointed by the Board and shall serve until their successors are duly elected and qualified or until their earlier resignation or removal. The members of the Committee may be removed, with or without cause, by a majority vote of the Board.
The Committee shall have a Chairman, appointed by the Board. The Chairman will chair all regular sessions of the Committee and set the agendas for Committee meetings. The agenda for each meeting will provide time during which the Committee can meet separately in executive session.
The Committee shall meet sufficiently often to discharge its responsibilities hereunder, but at least as often as required by applicable SEC rules and NASDAQ listing requirements. Meetings of the Committee may be called by the Chairman of the Board or Chairman of the Committee and may be held telephonically. A majority of Committee members will constitute a quorum for the transaction of business. The Chief Executive Officer (“CEO”) and other officers of the Company may be invited to Committee meetings. The Committee shall maintain a written record of its proceedings.
RESOURCES and AUTHORITY
The Committee shall have the resources and authority it deems necessary and appropriate to discharge its responsibilities, at the Company’s expense. The Committee shall have the power to adopt its own operating rules and procedures and to call upon assistance from officers and employees of the Company and outside counsel and other advisers without the consent of management.
The Committee, and each member of the Committee in his or her capacity as such, shall be entitled to rely, in good faith, on information, opinions, reports or statements, or other information prepared or presented to them by officers and employees of the Company, whom such member believes to be reliable and competent in the matters presented and on counsel, compensation consultants or other persons as to matters which the member believes to be within the professional competence of such person.
RESPONSIBILITIES and DUTIES
In carrying out its purposes, the Committee shall have the following duties, responsibilities and authority:
•	Establish and periodically review the Company’s executive officer and director compensation philosophy and strategies and the specific plans and policies adopted to implement the strategies.

•	Make recommendations to the Board with respect to any Company incentive compensation plans and equity-based plans, oversee generally the administration of those plans, and discharge any responsibilities imposed on the Committee by any of those plans, including the grant of awards thereunder.

•	Determine the Chairman and CEO’s compensation, taking into consideration the Board’s assessment of his or her performance, the Company’s performance and relative shareholder return, the compensation of chief executive officers at comparable companies, the awards given to the Chairman and CEO in past years and other relevant factors. Review and agree upon goals and objectives for the CEO for the upcoming year as reflected in the Company’s budget and recommend approval of such goals and objectives to the Board.

•	Review and approve management objectives and establish performance criteria for incentive compensation plans, if any.

•	Review and approve all aspects of compensation of the Company’s other executive officers, excluding the President of Capital Terminal Company, taking into account corporate and individual performance, as well as peer group practices and any special considerations.

•	Provide oversight of management’s decisions concerning the performance and compensation of other Company officers.

•	Execute in its sole discretion the powers and duties vested in it by the terms of any corporate qualified or nonqualified pension, profit-sharing, savings plan, deferred compensation plan or stock ownership plan affecting employees of the Company or any of its subsidiaries, including an annual review of the operations of the Company’s qualified pension and savings plans, if any.

•	Oversee the preparation and review and discuss with management the Company’s Compensation Discussion & Analysis (“CD&A”) and related disclosures required by the SEC, including specific Committee review and input regarding:
o	the discussion of factors important to understanding the objectives, policies and philosophy underlying the executive compensation programs;

o	the allocation of various types of compensation, including short-term and long-term compensation;

o	the specific items of corporate performance taken into account in setting compensation policies and decisions;

o	the factors considered in decisions to increase or decrease executive compensation;

o	the information presented in the Company’s Summary Compensation Table and other supporting tabular disclosures, including narrative descriptions as required under SEC rules; and

o	information and descriptive narrative provided in other disclosures, including post-employment payments, director compensation and committee governance.
•	Review and decide whether to recommend the final CD&A to the Board for inclusion in the Company’s annual proxy statement.

•	Conduct an annual evaluation of the adequacy of this Charter and recommend any proposed amendments to the Board for approval.

•	Report to the Board on a regular basis so that the Board is informed of the Committee’s activities.
As adopted March 11, 2010

CAPITAL PROPERTIES, INC.
CLASS A COMMON STOCK PROXY
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned, a shareholder of Capital Properties, Inc., a Rhode Island corporation, hereby appoints ROBERT H. EDER and STEPHEN J. CARLOTTI (“the Proxies”), or either of them, the proxies of the undersigned, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote for the undersigned all the Capital Properties, Inc. Class A Common Shares held of record on March 1, 2010 by the undersigned at the Annual Meeting of Shareholders to be held on April 27, 2010 or any adjournment thereof as follows on the reverse side of this proxy card:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ( X )

1.	ELECTION OF DIRECTORS:

	FOR	WITHHOLD	FOR all except
(01) Robert H. Eder	[ ]	[ ]	[ ]
(02) Todd D. Turcotte	[ ]	[ ]
INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

2.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting.
THE PROXY REPRESENTED BY THIS PROXY CARD, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES LISTED AND FOR EACH OF THE PROPOSALS.
IF BOTH THE PROXIES SHALL BE PRESENT IN PERSON OR BY SUBSTITUTE, EITHER OF THE PROXIES SO PRESENT AND VOTING SHALL HAVE AND MAY EXERCISE ALL THE POWERS HEREBY GRANTED.
Please check here if you plan to attend the meeting ( ).

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.                                                                                                                                      ( )

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 27, 2010.
The Company’s Proxy Statement, sample proxy card and Annual Report on Form 10-K are available at:
http://materials.proxyvote.com/140430

Signature of Shareholder	Signature of shareholder

Date:	Date:

NOTE:	This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

CAPITAL PROPERTIES, INC.
CLASS B COMMON STOCK PROXY
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned, a shareholder of Capital Properties, Inc., a Rhode Island corporation, hereby appoints ROBERT H. EDER and STEPHEN J. CARLOTTI (the “Proxies”), or either of them, the proxies of the undersigned, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote for the undersigned all the Capital Properties, Inc. Class B Common Shares held of record on March 1, 2010 by the undersigned at the Annual Meeting of Shareholders to be held on April 27, 2010 or any adjournment thereof as follows on the reverse side of this proxy card:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ( X )

1.	ELECTION OF DIRECTORS:

	FOR	WITHHOLD	FOR all except
(01) Matthew C. Baum	[ ]	[ ]	[ ]
(02) Alfred J. Corso	[ ]	[ ]
(03) Roy J. Nirschel	[ ]	[ ]
(04) Harris N. Rosen	[ ]	[ ]
INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

2.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting.
THE PROXY REPRESENTED BY THIS PROXY CARD, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES LISTED AND FOR EACH OF THE PROPOSALS.
IF BOTH THE PROXIES SHALL BE PRESENT IN PERSON OR BY SUBSTITUTE, EITHER OF THE PROXIES SO PRESENT AND VOTING SHALL HAVE AND MAY EXERCISE ALL THE POWERS HEREBY GRANTED.
Please check here if you plan to attend the meeting ( ).

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.                                                                                                                                  ( )

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 27, 2010.
The Company’s Proxy Statement, sample proxy card and Annual Report on Form 10-K are available at:
http://materials.proxyvote.com/140430

Signature of Shareholder	Signature of shareholder

Date:	Date:

NOTE:	This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.